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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 15, 2003
              (Date of Earliest Event Reported: December 15, 2003)



                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                             1-14365                        76-0568816
  (State or other jurisdiction of          (Commission File Number)            (I.R.S. Employer
   incorporation or organization)                                             Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


On December 15, 2003, we announced our long-range business plan, which defines our future businesses, targets significant debt reduction, establishes specific financial goals and closely aligns compensation with shareholder interests.
A copy of our press release is attached as Exhibit 99.A and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits.

                     EXHIBIT
                     NUMBER      DESCRIPTION
                     -------     -----------

                      99.A       Press Release dated December 15, 2003.

                      99.B       Slide Presentation dated December 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         On December 15, 2003, we presented slides on our long-range business plan at an investor meeting. A copy of our slide presentation is attached as
Exhibit 99.B. This exhibit regarding the slide presentation on our long-range business plan is not filed, but is furnished to comply with Item 9 of Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EL PASO CORPORATION



                                       By:     /s/ JEFFREY I. BEASON
                                          --------------------------------------
                                                     Jeffrey I. Beason
                                                  Senior Vice President
                                                      and Controller
                                              (Principal Accounting Officer)

Dated:  December 15, 2003



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.A           Press Release dated December 15, 2003.

 99.B           Slide Presentation dated December 15, 2003.